UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2019

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Farnsworth Street, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 443-3000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Under applicable Securities and Exchange Commission (the “SEC”) rules, and as a result of General Electric Company’s (“GE”) anticipated spin-off of Transportation Systems Holdings Inc. (“SpinCo”) and SpinCo’s subsequent merger with a subsidiary of Westinghouse Air Brake Technologies Corporation (“Wabtec”), GE is filing this Form 8-K to report that participants in the GE Retirement Savings Plan (the “Plan”) are anticipated to be subject to a blackout period as described below.

As previously announced, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated May 20, 2018 and as amended January 25, 2019, among GE, Wabtec, SpinCo, which is a wholly owned subsidiary of GE, and Wabtec US Rail Holdings, Inc. (“Merger Sub”), which is a wholly owned subsidiary of Wabtec, and subject to the satisfaction or waiver of customary closing conditions, GE will distribute by means of a pro rata distribution (the “Distribution”) all of the shares of SpinCo common stock to GE stockholders as of February 14, 2019, which is the record date for the Distribution. Immediately following the Distribution, SpinCo will merge with and into Merger Sub (the “Merger”), and SpinCo will continue as the surviving company. Based on the number of shares of GE common stock outstanding on December 31, 2018, and the number of shares of Wabtec common stock outstanding on a fully diluted basis as of such date, as a result of the Merger, GE stockholders would receive approximately 0.005403 of a share of Wabtec common stock for each share of GE common stock held as of the record date for the Distribution, including any shares of GE common stock that are held for participants in the Plan who are invested in the GE common stock investment option under the Plan (the “GE Stock Fund”).

On February 4, 2019, GE was notified of the anticipated need to institute a blackout period (the “Blackout Period”) that may be in excess of three consecutive business days in connection with the need to modify the Plan to create an investment fund under the Plan with respect to the shares of Wabtec common stock received by the Plan in connection with the Merger (the “Wabtec Stock Fund”). The Blackout Period will apply with respect to the ability of Plan participants to make investment switches into or out of the GE Stock Fund and to take loans, withdrawals or distributions from the portion of their accounts invested in the GE Stock Fund.

The Blackout Period is expected to begin at the close of regular trading on the New York Stock Exchange (typically 4:00 pm Eastern time) on February 25, 2019 and is expected to end on or before March 1, 2019 (unless the plan administrator for the Plan determines otherwise, in which case GE’s directors and executive officers will be notified of the change as soon as reasonably practicable). Subject to the consummation of the Merger, the Plan will be modified to provide for the Wabtec Stock Fund in addition to the GE Stock Fund. GE mailed a notice dated February 4, 2019 to participants in the Plan informing them of the Blackout Period pursuant to the requirements applicable under the Employee Retirement Income Security Act of 1974, as amended.

During the Blackout Period, subject to certain limited exemptions, GE’s directors and executive officers (within the meaning of Rule 100(h) of the SEC’s Regulation BTR), will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any GE equity securities (within the meaning of Rule 100(f) of Regulation BTR) with respect to shares of GE equity securities acquired in connection with their service or employment as a director or executive officer of GE. On February 8, 2019, GE sent a notice (the “Notice”) to its directors and executive officers informing them of the Blackout Period and certain trading prohibitions that they will be subject to during the Blackout Period, in accordance with the applicable requirements of the Securities Exchange Act of 1934, as amended. The Notice also informed GE’s directors and executive officers that the Blackout Period restrictions are separate from, and in addition to, any other restrictions on trading GE equity securities currently applicable to them. A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

It is possible that the plan administrator for the Plan will be able to complete the necessary modifications to the Plan in connection with the Merger in three consecutive business days or fewer. GE’s directors and executive officers will be notified as soon as reasonably practicable if the Blackout Period restrictions described in the Notice are not applicable.

Any inquiries regarding the Blackout Period may be directed to:

General Electric Company

41 Farnsworth Street

Boston, Massachusetts 02210

Attention: Vice President, Chief Corporate, Securities & Finance Counsel

Telephone Number: (617) 443-3000

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction between GE and Wabtec, Wabtec has filed with the SEC a registration statement on Form S-4 and a definitive proxy statement on Schedule 14A. SpinCo, a wholly owned subsidiary of GE created for the transaction, has filed a registration statement on Form 10. This communication is not a substitute for any registration statement, prospectus or other documents GE, Wabtec and/or SpinCo may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, AND OTHER DOCUMENTS FILED BY GE, WABTEC OR SPINCO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these materials and other documents filed with the SEC by GE, Wabtec and/or SpinCo through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by GE, Wabtec and/or SpinCo with the SEC from the respective companies by directing a written request to GE and/or SpinCo at General Electric Company, 41 Farnsworth Street, Boston, Massachusetts 02210 or by calling 617-443-3400, or to Wabtec at Wabtec Corporation, 1001 Air Brake Avenue, Wilmerding, PA 15148 or by calling 412-825-1543.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell, any securities in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between GE and Wabtec and statements regarding Wabtec’s expectations about future sales and earnings. All statements, other than historical facts, including statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, including future financial and operating results, the tax consequences of the proposed transaction, and the combined company’s plans, objectives, expectations and intentions; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements.

Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction or may require conditions, limitations or restrictions in connection with such approvals; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by GE or Wabtec, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of GE, Wabtec and SpinCo; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of the combined company; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that shareholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, industry consolidation, and changes in the financial condition or operating strategies of our customers; (13) changes in the expected timing of projects; (14) a decrease in freight or passenger rail traffic; (15) an increase in manufacturing costs; (16) actions by third parties, including government agencies; (17) the risk that the potential effects of a government shutdown may affect the timing of the proposed transaction; and (18) other risk factors as detailed from time to time in GE’s and Wabtec’s respective reports filed with the SEC, including GE’s and Wabtec’s annual reports on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither GE nor Wabtec undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Notice to Directors and Executive Officers dated February 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: February 8, 2019	/s/ Christoph A. Pereira
Christoph A. Pereira Vice President, Chief Corporate, Securities & Finance Counsel